Exhibit 99.1

Invest in Creatd ($CRTD*) Undervalued publicly traded tech and media portfolio. OG Collection General Media assets and archive: Penthouse, OMNI, and Viva IP Creatd Studios Creatd's incubation division focused on early - stage ventures Vocal Where 2M creators share, grow, and earn Creatd's Subsidiaries *Temporarily trading under $VOCLD until February 22, 2024 © 2024 Creatd, Inc. Confidential and Proprietary.

Safe Harbor © 2024 Creatd, Inc. Confidential and Proprietary. Statements in this presentation concerning the future expectations and plans of Creatd, Inc. (the “Company”), including, without limitation, the Company’s future earnings, partnerships and technology solutions, may constitute forward - looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward - looking statements, which include words such as "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" or similar terms, variations of such terms or the negative of those terms. Although the Company believes that the expectations reflected in the forward - looking statements are reasonable, the Company cannot guarantee such outcomes. The Company may not realize its expectations, and its beliefs may not prove correct. Actual results may differ materially from those indicated by these forward - looking statements as a result of various important factors, including, without limitation, market conditions and the factors described in the section entitled "Risk Factors" in the Company’s most recent Annual Report on Form 10 - K and the Company’s other filings made with the U. S. Securities and Exchange Commission. All such statements speak only as of the date made. Consequently, forward - looking statements should be regarded solely as the Company’s current plans, estimates, and beliefs. Investors should not place undue reliance on forward - looking statements. The Company cannot guarantee future results, events, levels of activity, performance or achievements. The Company does not undertake and specifically declines any obligation to update, republish, or revise any forward - looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law. 2

Creatd, Inc. Investment Highlights 5 Founding team together 10+ years with a combined 60+ years of experience 6 Growth strategy via accretive technology and platform acquisitions 3 1 $80M invested in proprietary platform & technology 2 1.5B authorized shares & path to a national exchange 570K shares issued/outstanding represents a remarkably tight public float 4 © 2024 Creatd, Inc. Confidential and Proprietary. Publicly traded stock with 10,000+ shareholders 3

Vocal Current Ownership: 100% Future Ownership*: 20% OG Collection Current Ownership: 90% Future Ownership*: 49% Creatd Studios Current Ownership: 100% Future Ownership*: 49% Creatd's Undervalued Portfolio Creatd Publicly traded portfolio with 1.5B authorized shares $CRTD $50M Valuation $22.5M Valuation $5M Valuation © 2024 Creatd, Inc. Confidential and Proprietary. Creatd intends to divest majority ownership in its subsidiaries via SPAC or structured product offerings 4

2M Creators Share, Grow and Earn on Vocal Vocal is an all - in - one social platform where anyone can share their stories, build an audience, and be rewarded. Watch Video View Presentation © 2024 Creatd, Inc. Confidential and Proprietary.

87% Y o Y Vocal Userbase Growth From 2017 to 2022, Vocal expanded through paid media marketing. In 2022, we shifted to organic growth and now attract 1,500+ new creators daily, free of advertising expenses. We've developed and introduced value - added features to encourage creators to upgrade to Vocal+, our paid subscription service. These strategies, coupled with our first - party data, have effectively increased the Lifetime Value (LTV) of our users. 2017 2018 2019 2020 2021 2022 2023* 2M 2M Creators Power Vocal Paid Media Growth Organic Growth 2017 2018 2019 2020 2021 2022 2023* $3 $11 $21 $19 $27 $31 $34 Creator CAC (Free User) 2017 2018 2019 2020 2021 2022 2023* Community Engagment Published Stories Likes Comments © 2024 Creatd, Inc. Confidential and Proprietary. Data as of Q2 2023 6

7

Reducing Costs, Compounding Revenues Through Data

We have cut subscriber acquisition costs by adding features that drive user upgrades, and by using our first-party data for targeted marketing. This has enabled us to achieve a 1-1 ROAS (Return on Ad-Spend) in the first year. Historically, our revenues have multiplied annually, attributable to our focus on UX improvement and data insights laying the foundation for sustained revenue growth.

Vocal+ SAC (Subscriber Acquisition Cost)


$180
$120
$80
$45
$49 Vocal+ Introductory Offer
2020
2021
2022
2023*

Example Vocal+ Challenge LTV:SAC Journey


Data-Driven Audience Segmentation: Utilize first-party data to segment audiences.
Launch Vocal+ Challenges: Based on user feedback and AI data.
Upgrade Prompts: Through email and in-app notifications.
Targeted Conversion: Use LAL and retargeting audiences, convert a Vocal+ subscriber at ~$45.
Vocal+ Introductory Offer: $49 annual fee.
Challenge Participation: Users respond quickly, prompted by FOMO.
Continual Value: Users experience ongoing benefits with Vocal+.
Annual Renewal: Vocal+ renews at $99, yielding 3-1 ROAS in 12 months.
Long-Term Retention: Over five years, retention leads to $450, a 9-1 LTV:SAC.

© 2024 Creatd, Inc. Confidential and Proprietary.

Data as of Q2 2023

Vocal for Brands Partnerships Vocal for Brands aligns with companies for influencer, content, and performance marketing, applying the same data - driven approach we use for user acquisition. This method optimizes campaigns and minimizes Customer Acquisition Costs (CAC), ensuring efficient, high - impact brand engagements with significant ROI. VFB Revenue Per Quarter VFB Campaign Breakdown Vocal for Brands allocates budgets effectively, dedicating 80% to ad spend, 10% to the creator, and retaining 10% as our service fee. This structure balances resource investment, rewards creators, and sustains our operational excellence. 80% Ad Spend 10% Vocal Revenue 10% Creator Revenue $50K $200K 8 View Presentation © 2024 Creatd, Inc. Confidential and Proprietary. Brand partners include:

Enhanced AI Efficiencies and Data - Driven Insights Strategic Marketing Initiatives • Enhanced Paid Media Campaigns: Focused on boosting Vocal+ subscriptions through targeted advertising and digital outreach. • Brand Partnerships & Collaborations: Leveraging relationships with key brands to expand market reach and visibility. • Leveraging User - Generated Content: Using high - quality creator content in advertising to showcase real user experiences and testimonials. Revenue - Focused Feature Development • Gated Content Implementation: Introducing premium content access to drive revenue and enhance user engagement. • One - Time Payment Challenges: Creating unique, monetizable Challenges to attract and retain a diverse creator base. • Personalization Tactics: Implementing AI - driven content recommendations to increase user engagement and subscription conversions. Content Diversification / Acquisition Expansion • Broadening Content Spectrum: Expanding into new content categories to attract a wider audience and cater to diverse interests. • Expanding Portfolio: Assist in acquiring complementary platforms, technologies, and digital media, as well as white - labeling our proprietary tech in foreign markets. • Strategic Partnerships: Forming alliances with industry players to tap into new markets and demographics. 1 2 3 © 2024 Creatd, Inc. Confidential and Proprietary. 9

Platform Proforma Valuation © 2024 Creatd, Inc. Confidential and Proprietary. 10 Estimated Value Range High Estimated Value Low Estimated Value Amount $5M - $10M $5 / user $2.50 / user 2M Freemium Users $7.5M - $15M $100 / user $50 / user 150K Active Creators $6M - $12M $800 / user $400 / user 15K Vocal+ Subscriptions $10M - $15M $15M $10M N/A IP / White Labeling $10M - $20M $20M $10M N/A 1st Party Data / Audience $38.5M - $72M Total

Vocal's Intrinsic Value: Market Analysis According to a comparative analysis, Vocal's platform is valued between $38 million and $72 million. As a crucial component of Creatd's extensive portfolio, Vocal contributes significantly to the network effect, enriching the portfolio's varied ecosystem. Valuation Gross Revenues Valuation Multiple of Gross Revenues $585M $9M* 65x $4B $50M** 80x $600M $54M** 11x $600M (Acquired) $40M** 15x $50M $4 - 6M* 10x *GAAP Adjusted Revenues **Non - GAAP Adjusted Revenues 11 © 2024 Creatd, Inc. Confidential and Proprietary.

2025 2024 Consolidated Balance Sheet $150M $50M SaaS Platforms * $10M $5M Cash $160M $55M Total Assets $3.5M $1.5M Total Liabilities $156.5M $53.5M Net Equity 12 FY 2024 FY 2025 Total Revenues ** $10M $20M Total Expenses ** $(5.5M) $(10M) Op Cash Flow $4.5M $10M Vocal Proforma Balance Sheet Vocal Proforma Cashflow *Assumes multiple platform acquisitions over a two year period. **GAAP adjusted estimates across multiple subsidiaries. © 2024 Creatd, Inc. Confidential and Proprietary.

13

From Guccione's Archives to Today's Digital Canvas

The OG Collection is a curated archive of Bob Guccione's and General Media's works, featuring an array of historic photography, video and publication IP, highlighting their influence in media and art.

The entire collection is currently being digitally archived using AI, creating an extensive image licensing library.

View Archive



150,000+

Published & unpublished images in original format



25,000+

Original drawings, sketches, cartoons & artwork



3,500+

Hours of original footage in VHS, Super 8 film, and DVD formats


PENTHOUSE

5,000+

Mastheads, magazines, stories, unpublished scripts, etc.



1,000+

Records from archives of General Media, Inc.

© 2024 Creatd, Inc. Confidential and Proprietary.

14

Transmedia IP / Storytelling

Our transmedia projects reveal hidden histories and stories from our collection through films, books, and media collaborations. Key partnerships with Vice, TIFF, and Studio 96 amplify the reach and impact of these endeavors.

In-progress transmedia projects include:

- **Screenplay Adaptation:** Advancing "No One's Pet" from book to film, engaging with distributors and streamers.
- **Book Series:** Creating new titles inspired by "No One's Pet," spotlighting Penthouse Pets and era icons, in talks with publishers and talent.
- **Studio 96 AR Book:** Developing an AR-enhanced interactive art book to bring our collection to life.
- **Pop-Up Galleries:** Organizing public showcases of our collection, alongside print and product retail sales.


VICE

Vice Magazine Takeover


THE MIND'S EYE THE ART OF OMNI

The Mind's Eye Art Book


FILTHY GORGEOUS

Filthy Gorgeous Documentry


NO ONE'S PET

No One's Pet Autobiography

© 2024 Creatd, Inc. Confidential and Proprietary.

Valuation Breakdown: Archival Assets and Intellectual Property 15 Archival valuations conducted by: • Giles Moon (Antique Roadshow) • Parker Fischel (Bob Dylan Archive) • Jenifer Monger (RPI Institute Archivist) • Martha Ball (Smithsonian Museum) • Borghi Fine Art Gallery + $ 7 . 5 M - $10M Archival Valuation Intellectual Property includes: © 2024 Creatd, Inc. Confidential and Proprietary. • Streaming series and movies • Book series • Podcasts • Data • Licensing $15M - $25M IP Valuation

Strategic Value: The OG Collection's Market Position According to comparative analysis, OG Collection, Inc. is strategically positioned with valuations reflecting its impact in private sales and public stock comps. 16 Year Acquired Valuation 2022 $20M Bob Dylan Archive 2019 $30M Johnson Publishing Archival Media Sale 2018 $10M Hugh Hefner Estate Sale * N/A $22.5M OG Collection, Inc. Market Cap Symbol $90M Nasdaq: PLBY PLBY Group Inc. $590M Nasdaq: RICK RCI Hospitality Holdings Inc $1.75B NYSE: GETY Getty Images Holdings Inc *Estimate valuation based on historical auction sales. Did not include Playboy imagery or intellectual property. © 2024 Creatd, Inc. Confidential and Proprietary.

2025 2024 Consolidated Balance Sheet $10M $7.5M Archive Valuation * $25M $15M IP Valuation $35M $22.5M Total Assets ** $1.5M $500K Total Liabilities $33.5M $22M Net Equity 17 OG Collection Proforma Balance Sheet OG Collection Proforma Cashflow FY 2025 FY 2024 $10M $3M Total Revenues *** $(3.2M) $(1.4M) Total Expenses $6.8M $1.6M Op Cash Flow *Archive valuation is a wholesale analysis. Retail sales imply a significantly higher value. View Borghi Fine Art valuation for further detail . **Creatd currently owns 90% of the OG Collection, Inc. 10% owned Dorado Goose, LLC. ***Estimates are based on the Company's ability to finance forward strategic plans, therefore there is no cash line item in the above balance sheet. © 2024 Creatd, Inc. Confidential and Proprietary.

Creatd Studios Empowering Early - Stage Ventures and Creators Creatd Studios accelerates early - stage ventures by harnessing Vocal's creator network, often leading to elevating the creator's profile. This unique approach offers startups comprehensive support in content marketing, storytelling, and branding, propelling innovative ideas into successful businesses. In addition, Creatd Studios provides capital raising introductions, including structured products, SPACs, Reg A/CF, and convertible notes. 18 © 2024 Creatd, Inc. Confidential and Proprietary.

Creatd is strategically positioned for rapid expansion utilizing its t e c hn o l og y , data, and 1 . 5 Billion publicly traded authorized shares for accretive acquisitions. © 2024 Creatd, Inc. Confidential and Proprietary. 19

Founding Partners 20 Jeremy Frommer Chief Executive Officer, Chairman and Founder Jeremy Frommer is an entrepreneur and executive with a broad experience across finance, entertainment, and digital media. In finance, he led innovative projects at top firms like Kidder Peabody, RBC, and Bank of America, enhancing trading strategies and platform development. As CEO of NextGen Trading and Carlin Financial Group, he advanced trading technologies, culminating in Carlin's acquisition by RBC. In entertainment, Frommer co - founded Overnight Productions, producing films with noted directors such as Robert Rodriguez and Darren Aronofsky. His venture into digital media with the founding of Creatd, Inc. and Vocal Inc. has revolutionized the way creators share and discuss content, promoting a culture of innovation and transparency. Known for his visionary leadership, Frommer excels in merging professional growth with personal well - being, championing creativity and innovation in every venture. © 2024 Creatd, Inc. Confidential and Proprietary. Justin Maury Chief Operating Officer, Director and Founder Justin Maury is the visionary founder behind Vocal, blending his background in design and development with entrepreneurial acumen. Before co - founding Creatd, Justin garnered extensive experience working for multiple design agencies, contributing his talents across a variety of sectors including fashion, film, technology, and institutional banking. He successfully launched Vocal and its extensions, including Vocal for Brands, alongside introducing multiple CPG/DTC brands and integrating influencer and performance marketing agencies into Creatd. As COO of Creatd, Justin Maury expertly manages all company divisions, championing a cohesive strategy and execution across Creatd's portfolio. Holding a board seat, he leverages his extensive knowledge in design, development, and strategy to steer Creatd.

Creatd, I n c . ' s Comps As a portfolio holding company, Creatd's mission is to maintain a diversified portfolio of growth - driven assets in technology, advertising, data, and media (TAMI). With a focus on investing in innovative entities with high growth potential, Creatd aims to create value and maximize shareholder returns through operational synergies and strategic collaborations across our portfolio. Creatd is dedicated to nurturing a culture of innovation and entrepreneurship, positioning itself as a key player in the digital innovation ecosystem. 21 Market Cap Authorized Shares Shares Outstanding Symbol $91M 100M 25.45M Nasdaq: SSSS SuRo Capital $604M 200M 43.63M Nasdaq: TRIN Trinity Capital $2.5B 200M 151.14M NYSE: HTGC Hercules Capital $597M 200M 37.06M Nasdaq: CCAP Crescent Capital $5M 1.5B 570K OTCQB: CRTD * Creatd, Inc. Data as of 2/6/24 *Creatd, Inc. currently trades under the symbol $VOCLD until 2/22/24 © 2024 Creatd, Inc. Confidential and Proprietary.

2020 2021 2022 2023 $50M $100M $200M $5M Listed on Nasdaq Creatd, Inc. ($VOCL) Market Cap Temporary Value Dislocation Due to Market Conditions & Balance Sheet Optimization Creatd is temporarily impacted by market conditions and balance sheet adjustments. This is a brief phase in our broader strategy to enhance financial stability and growth potential. We have navigated these changes, right sized our balance sheet, and believe the common stock to be tightly held and significantly undervalued. Listed on OTC © 2024 Creatd, Inc. Confidential and Proprietary. 22

Investment Options: Private or Public Creatd's unique management team has built three distinct subsidiaries under one public holding company. This structure enables direct investments in both the public company and / or each subsidiary independently. By transitioning from a majority to a minority position in each subsidiary, Creatd is focusing on its strategy as a portfolio - driven, acquisition - oriented public company with 1.5 billion authorized shares. Equity, SPAC, Reg A/CF Vocal $38 - 72M Valuation OG Collection $22.5 - 35M Valuation Creatd Studios $5M Valuation Creatd, Inc. 1.5B Authorized Shares* Common Stock Investments $CRTD © 2024 Creatd, Inc. Confidential and Proprietary. 23

Creatd's Expansion and Growth Plan Key Objectives: • Applying to the NYSE or Nasdaq for uplisting. • Continue to strengthen balance sheet. • Raising new capital to meet exchange uplisting requirements. 24 Balance Sheet Improvements & Uplisting Capital Infusion Key Objectives: © 2024 Creatd, Inc. Confidential and Proprietary. • Utilizing our proprietary data and resources we can reduce acquisition costs while increasing and introducing new revenue streams. • Achieving break - even status at the holding company's subsidiaries and enhancing Lifetime Value (LTV) for their products and services. Strategic Acquisitions and Growth

2025 2024 Consolidated Balance Sheet $30M $15M Vocal, Inc. (20% Ownership) $16M $11M OG Collection, Inc. (49% Ownership) $114M $34M TBD Acquisitions $160M $60M Total Assets $4.5M $3.7M Total Liabilities $155.5M $56.3M Net Equity 25 FY 2025 FY 2024 $2.4M $1.2M Total Revenues ** $(1.65M) $(1.1M) Total Expenses ** $7.5M $100K Op Cash Flow Creatd Proforma Balance Sheet (Post - Subsidiary Sales*) Creatd Proforma Cashflow (Post - Subsidiary Sales*) *Creatd intends on selling majority stakes in Vocal, Inc. and OG Collection, Inc. **The Company's revenues are driven by service agreements with its portfolio companies. Expenses consist of personnel and professional services. © 2024 Creatd, Inc. Confidential and Proprietary.

F o r questions and inquiries, please contact us: ir@creatd.com © 2024 Creatd, Inc. Confidential and Proprietary.